UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2009

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor Salt Lake City, Utah	84133
(Address of Principal Executive Office)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On April 20, 2009, Zions Bancorporation (the “Company”) announced its financial results for the quarter ended March 31, 2009, reporting a first quarter net loss applicable to common shareholders of $832.2 million, or $7.29 per diluted share. The results reflected, among other things, (i) net loan charge-offs of $151.7 million compared to $179.7 million in the fourth quarter; (ii) an increase in the provision for loan loss reserves to $297.6 million as compared to $285.2 million in the fourth quarter; (iii) a decrease in the net interest margin to 3.93% compared to 4.20% in the fourth quarter, as the Company had on average about $3 billion in short-term investments during the quarter; (iv) impairment and valuation losses on securities of $249 million, of which $182 million related to purchases of AAA and AA-rated securities from Lockhart that were downgraded; (v) a noncash goodwill impairment loss of $634 million at Amegy Bank reducing its goodwill by 51%; and (vi) total gross extensions of credit of $3.8 billion, of which $1.9 billion were new loans (excluding loans acquired in the acquisition of the failed Alliance Bank by the Company’s California Bank & Trust subsidiary on February 6, 2009).

On April 20, 2009, Moody’s Investors Service downgraded the ratings of the Company’s senior debt to B2 with a negative outlook.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The Company hereby incorporates the Exhibits to this Current Report on Form 8-K relating to the issuance and sale of the Company’s Senior Medium-Term Notes, Series A (the “Notes”) by reference into the Company’s Registration Statement on Form S-3 (No. 333-158319) (the “Registration Statement”) as supplemented by the Prospectus Supplement dated April 21, 2009.

1.1	Distribution Agent Agreement, dated March 31, 2008

4.1	Form of Senior Medium-Term Floating Rate Note.

4.2	Form of Senior Medium-Term Fixed Rate Note.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough.

8.1	Opinion of Sullivan & Cromwell LLP regarding certain tax matters.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibits 5.1 and 8.1).

23.2	Consent of Callister Nebeker & McCullough (included in Exhibit 5.2).

99.1	Auction Agent Agreement, dated March 6, 2008.

99.2	Amendment #1 to the Auction Agent Agreement, dated April 30, 2008

99.3	Information relating to Item 14 of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: April 21, 2009	By:	/s/ Thomas E. Laursen
Thomas E. Laursen Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Distribution Agent Agreement, dated March 31, 2008

4.1	Form of Senior Medium-Term Floating Rate Note.

4.2	Form of Senior Medium-Term Fixed Rate Note.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough.

8.1	Opinion of Sullivan & Cromwell LLP regarding certain tax matters.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibits 5.1 and 8.1).

23.2	Consent of Callister Nebeker & McCullough (included in Exhibit 5.2).

99.1	Auction Agent Agreement, dated March 6, 2008.

99.2	Amendment #1 to the Auction Agent Agreement, dated April 30, 2008

99.3	Information relating to Item 14 of the Registration Statement.